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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): JULY 29, 1999
                                                            -------------


                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    1-12188                52-0936594
 ----------------------------       -------------         -------------------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)         Identification No.)


  9801 WASHINGTONIAN BOULEVARD, GAITHERSBURG, MARYLAND           20878
  ----------------------------------------------------       -------------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4431
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

         On July 29, 1999, Sodexho Marriott Services, Inc. released details of the Company's Investor Conference held in New York, New York.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

(c)      The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                        Description
         -------------------- -------------------------------------------------
                 99                  Press release, dated July 29, 1999.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SODEXHO MARRIOTT SERVICES, INC.


Date:       July 29, 1999                       By:   /s/ LAWRENCE E. HYATT
     ------------------------------               -----------------------------
                                                  Lawrence E. Hyatt
                                                  Senior Vice President and
                                                   Chief Financial Officer







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INDEX TO EXHIBITS
-----------------


   Exhibit No.                              Description
---------------------- -------------------------------------------------------

       99 Press release issued July 29, 1999, relating to Sodexho Marriott Services, Inc.'s Investor Conference held in New York, New York.







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